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                                                               Exhibit 99.(a)(5)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                    TENDER OF ALL SHARES OF COMMON STOCK AND
                 $2.00 CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                                       OF
                          KAPSON SENIOR QUARTERS CORP.
                                       TO
                          PROMETHEUS ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                        PROMETHEUS SENIOR QUARTERS, LLC

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as hereinafter defined) if certificates representing shares of Common Stock, par value $.01 per share (the 'Common Stock'), or $2.00 Convertible Exchangeable Preferred Stock, par value $.01 per share (the 'Preferred Stock' and, together with the Common Stock, the 'Shares'), of Kapson Senior Quarters Corp., a Delaware corporation (the 'Company'), are not immediately available or time will not permit all required documents to reach IBJ Schroder Bank & Trust Company (the 'Depositary') on or prior to the Expiration Date (as defined in the Offer to Purchase, dated March 2, 1998 (the 'Offer to Purchase')), or the procedures for delivery of Shares by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

                By Mail:                               By Facsimile:                     By Hand or Overnight Delivery:
              P.O. Box 84                         (for eligible financial                       One State Street
         Bowling Green Station                      institutions only):                     New York, New York 10004
     New York, New York 10274-0084                     (212) 858-2611                     Attn: Securities Processing
    Attn: Reorganization Department           Confirm Facsimile by Telephone:                Window, Sub-cellar One
                                                       (212) 858-2103

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN 'ELIGIBLE INSTITUTION' UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON SUCH LETTER OF TRANSMITTAL.

Ladies and Gentlemen:


     The undersigned hereby tenders to Prometheus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Prometheus Senior Quarters, LLC, a Delaware limited liability company, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the 'Offer'), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of Common Stock: _________________________________________________ shares
Certificate No(s). (if available): _____________________________________________
________________________________________________________________________________
________________________________________________________________________________
If shares of Common Stock will be tendered by book-entry transfer, check one box:
/ / The Depository Trust Company
/ / The Depository Trust Company of Philadelphia
Account Number: ________________________________________________________________
Date: __________________________________________________________________________
Number of Preferred Stock: ______________________________________________ shares
Certificate No(s). (if available): _____________________________________________
________________________________________________________________________________
________________________________________________________________________________

Name(s) of Record Holder(s): ___________________________________________________
________________________________________________________________________________
Address(es): ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Area Code and Telephone Number(s): _____________________________________________
________________________________________________________________________________

Signature (s): _________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Name(s) of Record Holder(s): ___________________________________________________
________________________________________________________________________________
Address(es): ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Area Code and Telephone Number(s): _____________________________________________
________________________________________________________________________________
Signature (s): _________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

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
                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the

Securities Transfer Agents Medallion Program, hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees to deliver to the Depositary, at one of its addresses set forth above, the certificates representing all tendered Shares in proper form for transfer, or, in the case of book-entry delivery of Shares, a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of book-entry delivery of Shares, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal within, in the case of Shares, three Nasdaq National Market trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
Area Code and
Telephone Number: ______________________________________________________________

________________________________________________________________________________
                  (Authorized Signature)
Title: _________________________________________________________________________
Name: __________________________________________________________________________
________________________________________________________________________________
                   (Please print or type)
Date: __________________________________________________________________________

     NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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